Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 2004

                          All Cap Core Strategy 2019-4
                         Small Cap Core Strategy 2019-4


                         Supplement to the Prospectuses

Effective January 1, 2020, Career Education Corporation (ticker: CECO) has changed its name to Perdoceo Education Corporation and its ticker symbol to PRDO. Shares of Perdoceo Education Corporation began trading under its new name and ticker symbol as of January 2, 2020.

As a result, effective immediately, all references in each Portfolio's Prospectus to Career Education Corporation are replaced by Perdoceo Education Corporation.

Supplement Dated:  January 2, 2020